EXHIBIT 23.2


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            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


     The undersigned, Stevens, Powell & Company, P.A., hereby consent to the use of our opinion dated January 31, 2008, on the financial statements of North American Food and Beverage Corp. d/b/a Liquor Group Wholesale, Inc. (the "Company"), for the fiscal years ended December 31, 2006 and 2005, included in the Registration Statement on Form SB-2, Amendment No. 1 filed by the Company.


                                    /s/    Stevens, Powell & Company, P.A.



January 31, 2008